------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 31, 2005



                        PSE&G Transition Funding II LLC
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                      333-127545               22-3672053
----------------------------      ------------------     ---------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)



                   80 Park Plaza
                 Newark, New Jersey                   07102
            ---------------------------        --------------------
               (Address of Principal                (Zip Code)
                 Executive Offices)


       Registrant's telephone number, including area code (973) 430-7000
                                                          --------------
------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.    Other Events.
----------    -------------

Item 8.01     Other Events.
---------     ------------

     It is expected that during September 2005, a single series of transition bonds, entitled PSE&G Transition Funding II LLC Transition Bonds, Series 2005-1 (the "Bonds"), will be issued pursuant to an indenture (the "Indenture") to be entered into by and among PSE&G Transition Funding II LLC, as issuer, and The Bank of New York, as trustee. The Bonds (the "Underwritten Bonds") are registered under the Registrant's registration statement on Form S-3 (no. 333-127545) and are anticipated to be sold to Credit Suisse First Boston LLC, Barclays Capital Inc., and M.R. Beal & Company (collectively, the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriters.

     In connection with the sale of the Underwritten Bonds, the Registrant has been advised that one or more of the Underwriters has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one of more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Bonds and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Bonds are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01.    Financial Statements and Exhibits.
----------    ---------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not applicable.

(c)  Exhibits:
     ---------

Exhibit No.
-----------


    99.1.      Term Sheet dated August 31, 2005.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PSE&G Transition Funding II LLC
                                       Public Service Electric and
                                       Gas Company, as sole member


                                    By: /s/ Morton A. Plawner
                                        -------------------------
                                            Morton A. Plawner
                                            Vice President and Treasurer



Dated: September 2, 2005

                                 Exhibit Index
                                 -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1.    Term Sheet dated August 31, 2005                                   6